UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22990

Pomona Investment Fund

(Exact name of registrant as specified in charter)

780 Third Avenue, 46th Floor

New York, NY 10017

(Address of principal executive offices) (Zip code)

Michael D. Granoff

Pomona Management LLC

780 Third Avenue, 46th Floor

New York, NY 10017

(Name and address of agent for service)

registrant's telephone number, including area code: (212) 593-3639

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Consolidated Financial Statements

For the Year Ended March 31, 2018

Pomona Investment Fund

Table of Contents
For the Year Ended March 31, 2018

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-4
Consolidated Statement of Assets, Liabilities and Shareholders' Capital	5
Consolidated Statement of Operations	6
Consolidated Statements of Changes in Shareholders' Capital	7
Consolidated Statement of Cash Flows	8
Financial Highlights	9-10
Notes to the Consolidated Financial Statements	11-18
Other Information (unaudited)	19-21
Fund Management (unaudited)	22-24
Privacy Policy (unaudited)	25-26

Pomona Investment Fund

Report of Independent Registered Public Accounting Firm
March 31, 2018

The Board of Trustees and Shareholders
Pomona Investment Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and shareholders’ capital of Pomona Investment Fund (the Company), including the consolidated schedule of investments as of March 31, 2018, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ capital for each of the years in the two year period then ended and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the three year period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2018, and the results of its operations and its cash flows for the year then ended, and the changes in its shareholders’ capital for each of the years in the two years then ended and financial highlights for each of the years or periods in the three year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2018, by correspondence with fund managers or by other appropriate auditing procedures where replies from fund managers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2015.

New York, New York
May 30, 2018

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2018

Investment Funds [a,h] (75.62%) Seasoned Primary Investments (11.71%)	Geographic Region [b]	Original Acquisition Date	Fair Value
Avista Capital Partners (Offshore) IV, L.P.	North America	12/01/2017	$434,605
Gryphon Partners IV, L.P. [c,f]	North America	6/24/2016	6,197,367
Merit Mezzanine Fund VI, L.P. [d]	North America	03/02/2018	1,195,067
VSS Structured Capital Parallel III, L.P.	North America	01/26/2018	1,752,782
Total Seasoned Primary Investments (11.71%)			9,579,821

Secondary Investments (63.91%)
Advent International GPE VII-B Limited Partnership [d]	North America	06/30/2015	2,999,148
AP VIII Private Investors Offshore (USD), L.P.	Europe	06/30/2017	284,857
Apax Europe VI - A, L.P.	Europe	12/30/2016	647,945
Apollo Investment Fund VII, L.P.	North America	09/29/2017	361,049
Audax Mezzanine Fund II, L.P.	North America	09/30/2015	15,119
Audax Mezzanine Fund III, L.P.	North America	09/30/2016	3,579,015
Audax Private Equity Fund III, L.P. [d]	North America	09/30/2015	793,083
Audax Private Equity Fund IV, L.P.	North America	09/29/2017	368,181
Bain Capital Asia Fund, L.P.	North America	12/30/2015	102,290
Bain Capital Distressed and Special Situations 2013 E, L.P. [d]	North America	06/30/2015	608,341
Bain Capital Europe Fund III, L.P.	North America	12/30/2016	498,561
Bain Capital Fund VII, L.P. [d]	North America	12/29/2017	213,918
Bain Capital Fund VIII, L.P. [d]	North America	12/30/2015	168,212
Bain Capital Fund X, L.P. [e,f]	North America	12/30/2015	5,157,063
Bain Capital VII Coinvestment Fund, L.P. [d]	North America	12/29/2017	95,154
Blackstone Capital Partners V L.P.	North America	09/29/2017	174,137
CDRF8 Private Investors, L.L.C.	North America	06/30/2017	258,106
Cerberus Institutional Partners, L.P. - Series Two	North America	12/30/2016	5,151
Cerberus Institutional Partners, L.P. - Series Three	North America	12/30/2016	86,489
Cerberus Institutional Partners, L.P. - Series Four	North America	12/30/2016	1,156,492
CHP III, L.P. [d]	North America	09/29/2017	570,445
Clyde Blowers Capital Fund III LP d	Europe	06/30/2015	1,736,563
DCM IV, L.P. [d]	North America	06/30/2015	276,256
DCM V, L.P. [d]	North America	06/30/2015	606,107
DCM VI, L.P. [d]	North America	06/30/2015	1,398,597
GESD Investors II, L.P. [d]	North America	09/29/2017	737,941
Green Equity Investors V, L.P.	North America	09/29/2017	895,096
Gridiron Energy Feeder I, L.P. [d]	North America	05/10/2017	2,310,000
GSO Capital Opportunities Overseas Fund L.P.	North America	12/30/2015	109,961
GSO Private Investors Offshore II, L.P.	North America	06/30/2017	220,191
Harvest Partners V, L.P.	North America	12/29/2017	139,976
Insight Venture Partners Coinvestment Fund II, L.P.	North America	06/30/2015	1,312,657
Insight Venture Partners Coinvestment Fund III, L.P.	North America	06/30/2015	941,148
Insight Venture Partners V Coinvestment Fund, L.P.	North America	06/30/2015	18,150
Insight Venture Partners V, L.P.	North America	06/30/2015	277,082
Insight Venture Partners VI, L.P.	North America	06/30/2015	704,368
Insight Venture Partners VII, L.P.	North America	06/30/2015	3,584,994
Insight Venture Partners VIII, L.P.	North America	06/30/2015	3,873,021
J.H. Whitney VI, L.P. [d]	North America	09/29/2017	108,961
JMI Equity Fund VI, L.P. [d]	North America	09/29/2017	35,211
Kelso Investment Associates VIII, L.P.	North America	09/29/2017	662,442
KKR 2006 Fund L.P.	North America	09/29/2017	534,168
KKR 2006 Private Investors Offshore, L.P.	North America	06/30/2017	495,834
KPS Special Situations Fund III, L.P.	North America	09/29/2017	1,783,348
Littlejohn Fund IV, L.P.	North America	12/30/2015	1,015,327
Madison International Real Estate Liquidity Fund V	North America	06/30/2015	45,302

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2018 (continued)

Investment Funds [a,h] (continued) Secondary Investments (63.91%)	Geographic Region [b]	Original Acquisition Date	Fair Value
Merchant Banking Partners IV, L.P.	North America	09/29/2017	$107,692
Montreux Equity Partners IV, L.P. [d]	North America	09/29/2017	441,746
New Enterprise Associates 12, Limited Partnership [d]	North America	09/29/2017	127,580
New Mountain Partners III, L.P.	North America	09/29/2017	647,424
Oaktree Private Investment Fund 2010, L.P. [d]	North America	06/30/2015	120,823
Paladin III (HR), L.P. [d]	North America	09/29/2017	434,000
Perry Partners International, Inc. [d]	North America	12/30/2015	60,128
Platinum Equity Capital Partners II d	North America	09/29/2017	153,656
Providence Equity Partners IV, L.P. [d]	North America	12/30/2016	3,046
Providence Equity Partners V, L.P.	North America	12/30/2016	116,257
Providence Equity Partners VI, L.P.	North America	12/30/2016	2,460,530
Providence Equity Partners VII, L.P.	North America	09/29/2017	345,201
Saw Mill Capital Partners, L.P. [d]	North America	09/29/2017	587,133
Silver Lake Partners II, L.P.	North America	12/30/2016	1,068,675
TCW/Crescent Mezzanine Partners VB, L.P.	North America	12/30/2015	595,077
Tennenbaum Opportunities Fund V, LLC	North America	09/29/2017	611,483
The Veritas Capital Fund III, L.P. [d]	North America	09/29/2017	199,841
Thomas H. Lee Equity Fund VI, L.P. [d]	North America	12/29/2017	657,814
TPG Opportunities Partners III (B), L.P.	North America	06/30/2015	64,935
TPG Partners V, L.P.	North America	09/29/2017	352,276
TPG Partners VI, L.P.	North America	09/29/2017	628,550
TPG STAR, L.P. [d]	North America	09/29/2017	436,629
Wellspring Capital Partners IV, L.P. [d]	North America	06/30/2015	10,539
Wind Point Partners VII-B, L.P.	North America	09/29/2017	88,926
Total Secondary Investments (63.91%)			52,285,418
Total Investments in Investment Funds (Cost $64,319,230) (75.62%)			$61,865,239

Short-Term Investment (30.64%) Money Market Fund	Fair Value
Fidelity Government Money Market Fund - Institutional Class, 1.56% [g]	$24,219,709
JP Morgan U.S. Government Money Market Fund, 1.30% [g]	853,404
Total Money Market Fund (30.64%)	$25,073,113

Total Short-Term Investment (Cost $25,073,113) (30.64%)	$25,073,113

Total Investments (Cost $89,392,343) (106.26%)	$86,938,352

Liabilities in Excess of Other Assets (-6.26%)	(5,124,851)

Shareholders' Capital (100.00%)	$81,813,501

[a]	Investment Funds are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale. Total cost and fair value of illiquid and restricted securities as of March 31, 2018 was $64,319,230 and $61,865,239, respectively.

[b]	In the case of Investment Funds, geographic region generally refers to where the general partner is headquartered and may be different from where an Investment Fund invests or operates.

[c]	This Investment Fund invests in privately or publicly owned enterprises operating in a varierty of industries.

[d]	Non-income producing.

[e]	This Investment Fund focuses on buyouts, growth capital investments and restructurings.

[f]	These Investment Funds have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

[g]	The rate quoted is the annualized seven-day yield of the fund at the period end.

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Schedule of Investments
March 31, 2018 (continued)

[h]	The Fund ordinarily acquires portfolios of investments that are comprised of interests in multiple private equity funds (rather than single interests in such funds) and pays a single purchase price for each such portfolio. As a result, the specific acquisition cost allocated to each Investment Fund does not necessarily reflect the actual cost of each such Investment Fund. As of March 31, 2018, the aggregate cost of each investment restricted to resale was: $309,530, $4,994,886, $1,160,851, $1,682,307, $2,207,407, $232,338, $583,257, $411,475, $129,728, $3,771,190, $2,731,821, $333,691, $621,943, $427,188, $953,841, $145,933, $595,700, $4,728,575, $60,893, $242,705, $343,312, $11,379, $62,855, $688,460, $503,668, $1,610,922, $192,483, $1,313,508, $1,878,052, $429,500, $938,964, $2,182,298, $261,086, $216,078, $155,604, $939,476, $567,876, $0, $506,276, $1,715,464, $2,796,821, $3,328,181, $126,537, $27,105, $668,786, $441,980, $448,112, $1,695,485, $1,703,286, $48,614, $109,797, $352,648, $169,125, $882,441, $85,262, $392,847, $105,492, $337,596, $1,141, $346,300, $2,646,631, $252,041, $877,638, $1,642,302, $601,543, $362,686, $378,485, $651,506, $50,809, $364,081, $614,746, $450,846, $420,555, $95,285 respectively, totaling $64,319,230.

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Statement of Assets, Liabilities and Shareholders’ Capital
March 31, 2018

Assets
Investments in Investment Funds, at fair value (cost $64,319,230)	$61,865,239
Short-term investments, at fair value (cost $25,073,113)	25,073,113
Cash	75,162
Deferred offering costs	45,574
Deferred financing costs	228,849
Expense waiver receivable	134,706
Interest receivable	30,708
Other assets	511,365
Total Assets	87,964,716

Liabilities
Payable to Adviser	199
Payable for investments purchased, not yet settled	5,087,466
Management fee payable	337,498
Administration fee payable	51,143
Distribution and servicing fee payable	215,319
Professional fees payable	272,107
Trustees fees payable	7,500
Other accrued expenses	179,983
Total Liabilities	6,151,215

Commitments and contingencies (see Note 9)	—

Shareholders' Capital	$81,813,501

Shareholders' Capital
Paid-in Capital	$75,760,640
Accumulated net investment income	302,770
Accumulated net realized gain on investments in Investment Funds	20,884,783
Accumulated distributions from capital gains	(12,680,701)
Accumulated net unrealized depreciation on investments in Investment Funds and foreign currency translation	(2,453,991)

Total Shareholders' Capital	$81,813,501

Shareholders' Capital Attributable to:
Class A Shares	$80,983,073
Class M2 Shares	830,428
$81,813,501

Shares Outstanding:
Class A Shares	7,754,845
Class M2 Shares	78,821
7,833,666

Net asset value per Share:
Class A Shares	$10.44
Class M2 Shares	$10.54

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Statement of Operations
For the Year Ended March 31, 2018

Income
Dividend income	$472,437
Interest income	885,168
Other income	498,162
Total Income	1,855,767

Expenses
Management fee	1,235,597
Distribution and servicing fee	407,217
Professional fees	310,280
Administration fee	187,234
Insurance fees	149,450
Chief Compliance Officer fees and expenses	90,000
Offering costs	79,016
Trustees fees and expenses	77,136
Financing costs	13,870
Other expenses	252,166
Total Expenses	2,801,966

Less: Waivers and/or expense reimbursements	(521,139)

Net Expenses	2,280,827

Net Investment Loss	(425,060)

Net Realized Gain and Change in Unrealized Appreciation/(Depreciation) on Investments in Investment Funds and Foreign Currency Translation
Net realized gain from investments in Investment Funds	11,426,351

Net change in unrealized depreciation on investments in Investment Funds	(2,233,759)
Net change in unrealized appreciation on foreign currency translation	289,566

Total net change in unrealized depreciation on investments in Investment Funds and foreign currency translation	(1,944,193)

Net Realized Gain and Change in Unrealized Depreciation on Investments in Investment Funds and Foreign Currency Translation	9,482,158

Net increase in Shareholders' Capital from operations	$9,057,098

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Statements of Changes in Shareholders’ Capital

	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017
Operations
Net investment loss	$(425,060)	$(632,958)
Net realized gain from investments in Investment Funds	11,426,351	7,276,346
Net change in unrealized depreciation on investments in Investment Funds and foreign currency translation	(1,944,193)	(1,135,124)
Net increase in Shareholders' Capital from operations	9,057,098	5,508,264

Distributions to Shareholders
Distributions from capital gains Class A Shares	(6,356,940)	(5,881,269)
Distributions from capital gains Class M2 Shares	(63,787)	(12,336)
Decrease in Shareholders' Capital from distributions to Shareholders	(6,420,727)	(5,893,605)

Shareholders' Capital Transactions
Class A Shares
Proceeds from sale of Shares	9,428,517	3,446,035
Reinvestment of distributions	6,194,546	5,822,706
Repurchases of Shares	(473,263)	—
Total Class A Transactions	15,149,800	9,268,741

Class M2 Shares*
Proceeds from sale of Shares	465,000	265,000
Reinvestment of distributions	61,534	12,336
Repurchases of Shares	—	—
Total Class M2 Transactions	526,534	277,336
Increase in Shareholders' Capital from capital transactions	15,676,334	9,546,077

Shareholders' Capital
Beginning of year	63,500,796	54,340,060
End of year	$81,813,501	$63,500,796

Shareholder Activity
Class A Shares outstanding at beginning of year	6,268,951	5,327,631
Shares sold	910,190	334,952
Shares reinvested	619,424	606,368
Shares repurchased	(43,720)	—
Class A Shares outstanding at end of year	7,754,845	6,268,951

Class M2 Shares outstanding at beginning of period*	27,274	—
Shares sold	45,431	25,989
Shares reinvested	6,116	1,285
Class M2 Shares outstanding at end of period	78,821	27,274

Accumulated net investment income/(loss)	$302,770	$(638,119)

*	Class M2 Shares commenced operations on October 1, 2016.

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2018

Cash flows from operating activities
Net increase in Shareholders' Capital from operations	$9,057,098
Adjustments to reconcile net increase in Shareholders' Capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(25,799,618)
Capital distributions received from Investment Funds	21,542,409
Net realized gain from investments in Investment Funds	(11,426,351)
Net change in unrealized depreciation on investments in Investment Funds and foreign currency translation	1,944,193
Net purchases of short-term investments	(8,713,640)
Amortization of deferred offering costs	79,016
Amortization of deferred financing costs	13,870
Changes in operating assets and liabilities:
Decrease in expense waiver receivable	108,113
Increase in interest receivable	(23,533)
Increase in other assets	(353,171)
Decrease in payable to Adviser	(414,628)
Increase in payable for investments purchased, not yet settled	5,087,466
Decrease in management fee payable	(175,788)
Decrease in administration fee payable	(26,634)
Increase in distribution and servicing fee payable	44,638
Increase in professional fees payable	145,137
Increase in trustees fees payable	7,500
Increase in other accrued expenses	53,750
Net cash used in operating activities	(8,850,173)

Cash flows from financing activities
Proceeds from sale of Shares	9,893,517
Distributions to investors, net of reinvestments of distributions	(164,647)
Repurchases of Shares	(473,263)
Additions to offering costs	(87,553)
Additions to financing costs	(242,719)
Net cash provided by financing activities	8,925,335

Net change in cash	75,162

Cash at beginning of year	—

Cash at End of Year	$75,162

Supplemental disclosure of reinvested distributions	$6,256,080

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Financial Highlights

	Class A Shares
	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Period May 7, 2015 (Commencement of Operations) to March 31, 2016
Net asset value per Share, beginning of period	$10.09	$10.20	$10.00	(1)
Net increase in Shareholders' Capital from operations:
Net investment loss	(0.04)	(0.09)	(0.21	)*
Net realized gain and change in unrealized depreciation on investments in Investment Funds and foreign currency translation	1.34	1.03	0.48
Net increase in Shareholders' Capital from operations:	1.30	0.94	0.27
Distributions from net investment income	—	—	—
Distributions from capital gains	(0.95)	(1.05)	(0.07)
Total distributions	(0.95)	(1.05)	(0.07)

Net asset value per Share, end of period	$10.44	$10.09	$10.20

Total Return (2)	13.34%	9.71%	2.70	%(3)

Ratios/Supplemental Data:
Shareholders' Capital, end of period (in thousands)	$80,983	$63,225	$54,340
Ratio of net investment loss to average Shareholders' Capital	(0.59)%	(1.07)%	(2.35	)%(4)
Ratio of gross expenses to average Shareholders' Capital (5)	3.85%	4.05%	5.40	%(4)
Ratio of expense waiver to average Shareholders' Capital (6)	(0.71)%	(0.87)%	(2.31	)%(4)
Ratio of net expenses to average Shareholders' Capital (6) (7)	3.14%	3.18%	3.09	%(4)
Portfolio Turnover	0.00%	0.00%	0.00%

*	Per Share data of income/(loss) from investment operations is computed using the total income and expense for each period divided by end of period Shares.

(1)	The net asset value per Share as of the beginning of the period, May 7, 2015 (Commencement of Operations) represents the initial net asset value per Share of $10.00.

(2)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.

(6)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Financial Statements.

(7)	Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.95%.

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Financial Highlights

	Class M2 Shares
	For the Year Ended March 31, 2018	For the Period October 1, 2016 (Commencement of Operations) to March 31, 2017
Net asset value per Share, beginning of period	$10.11	$10.65	(1)
Net increase in Shareholders' Capital from operations:
Net investment loss	(0.02)	(0.01	)*
Net realized gain and change in unrealized depreciation on investments in Investment Funds and foreign currency translation	1.40	0.52
Net increase in Shareholders' Capital from operations:	1.38	0.51
Distributions from net investment income	—	—
Distributions from capital gains	(0.95)	(1.05)
Total distributions	(0.95)	(1.05)

Net asset value per Share, end of period	$10.54	$10.11

Total Return (2)	13.97%	5.32	%(3)

Ratios/Supplemental Data:**
Shareholders' Capital, end of period (in thousands)	$830	$276
Ratio of net investment income/(loss) to average Shareholders' Capital	0.01%	(0.24	)%(4)
Ratio of gross expenses to average Shareholders' Capital (5)	4.51%	5.18	%(4)
Ratio of expense waiver to average Shareholders' Capital (6)	(1.83)%	(2.74	)%(4)
Ratio of net expenses to average Shareholders' Capital (6) (7)	2.68%	2.44	%(4)
Portfolio Turnover	0.00%	0.00%

*	Per Share data of income/(loss) from investment operations is computed using the total income and expense for each period divided by end of period Shares.

**	Class M2 Shares commenced operations on October 1, 2016. These ratios include certain expenses related to the offering of this share class and other expenses associated with the commencement of operations that are specific only to the M2 share class.

(1)	The net asset value per Share as of the beginning of the period, October 1, 2016 (Commencement of Operations) represents the initial net asset value per Share of $10.65.

(2)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested dividend income at net asset value per Share, if any.

(3)	Not annualized.

(4)	Annualized.

(5)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.

(6)	The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to Financial Statements.

(7)	Includes expenses excluded from the expense limitation. In addition, the ratio is calculated based on net expenses and average net assets. If the net expense ratio calculation was calculated quarterly rather than annualized, as is done for expense waiver calculations which is not, however, calculated based on average net assets, the net expense ratio would be 2.40%.

The accompanying notes are an integral part of these Financial Statements.

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018

1. Organization

Pomona Investment Fund (the “Fund”) was organized as a Delaware statutory trust on August 12, 2014 and commenced operations on May 7, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is managed by Pomona Management LLC (the “Adviser” and the “Administrator”), an investment adviser registered under the Investment Advisers Act of 1940, as amended. The objective of the Fund is to seek long-term capital appreciation by investing principally in private equity investments. On August 3, 2017, in connection with the Fund’s revolving credit facility as described in Note 5 below, Pomona Investment Fund LLC was organized as a Delaware limited liability company and is a wholly owned subsidiary of the Fund. It is anticipated that the Fund’s private equity investments will predominantly consist of secondary and primary investments in private equity funds (“Investment Funds”) and, to a lesser degree, direct investments in operating companies. Secondary investments refer to investments in existing Investment Funds that are typically acquired in privately negotiated transactions. Seasoned Primary investments refer to investments in newly established private equity funds, typically sponsored by investment managers with an established investment track record.

A board of trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

As of March 31, 2018, the Fund offered four classes of shares; Classes A, I, M1 and M2 shares. The I and M1 share classes had not yet commenced operations as of March 31, 2018. The shares are continuously offered on a quarterly basis.

Class A Shares are offered at the then-current net asset value plus an initial sales charge, if applicable, with a general minimum initial investment of $25,000. Class A Shareholders pay a fee for distribution and shareholder servicing.

Class I Shares are offered to certain institutional investors, at the then-current net asset value without an initial sales charge and with a general minimum initial investment of $1,000,000. Class I Shareholders do not pay a fee for distribution or shareholder servicing.

Classes M1 and M2 Shares are offered through intermediary wealth management platforms associated with private banks and trust companies, at the then-current net asset value without an initial sales charge. The general minimum initial investment is $5,000,000. Neither Class M1 nor M2 Shareholders pay a fee for distribution services; however, M1 Shareholders pay a fee for shareholder services or account maintenance services.

All share classes have the same rights and privileges.

2. Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The following is a summary of significant accounting policies used in preparing the financial statements.

Consolidation of a Subsidiary

The consolidated financial statements of the Fund include Pomona Investment Fund LLC, all inter-company accounts and transactions have been eliminated.

Valuation of Investments

The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. The Board has delegated direct and oversight responsibilities for making valuation determinations for investments held by the Fund to a valuation committee (the “Valuation Committee”), which draws on the resources and personnel of the Administrator and the Adviser in carrying out its responsibilities. The Board receives valuation reports from the Valuation Committee on a quarterly basis and determines if the Valuation Procedures are operating as expected and the outcomes are reliable.

In general, all investments are recorded at “Fair Value” in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. The Investment Funds in which the Fund invests normally do not have readily available market prices.

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

2. Summary of Significant Accounting Policies (continued)

Determining the fair value of Investment Funds and other assets requires that judgment be applied to the specific facts and circumstances of each asset while seeking to employ a valuation process that is consistently followed. There is not necessarily a single standard for determining fair value of such assets, and determinations of fair value may involve subjective judgments and estimates.

The fair values of the Fund’s investments in Investment Funds are estimates and are determined by the Adviser in accordance with the Valuation Procedures. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of each Investment Fund. Ordinarily, the fair value of an Investment Fund is based on the net asset value (“NAV”) of that Investment Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of an Investment Fund does not represent the fair value or if the investment manager of an Investment Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. This includes adjusting the NAV provided by an investment manager for other relevant information available at the time the Fund values its portfolio, including capital activity and material events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date.

Cash and Short-term Investments

The Fund holds cash and short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and short-term accounts held by the Fund.

Realized Gain/ (Loss) on Investments

The Fund accounts for realized gains and losses on distributions received from Investment Funds based on the nature of such distributions as determined by the underlying investment fund managers.

Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred.

The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Certain expenses of the Fund attributable to a particular share class will be allocated to the share class to which they are attributable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s Administrator to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Changes in the economic environment, financial markets, and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

3. Fair Value Disclosures

The Fund uses the NAV of each Investment Fund as its measure of fair value of an investment in an Investment Fund when (i) the market price for such investment is not readily available, (ii) such investment does not have a readily determinable fair value, and (iii) the NAV is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

-	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

3. Fair Value Disclosures (continued)

-	Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

-	Level 3 - Inputs that are unobservable

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Administrator. The Administrator considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. Private equity funds are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

Investments in Investment Funds with a fair value of $61,865,239 are excluded from the fair value hierarchy as of March 31, 2018.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2018:

Investments	Level 1	Level 2	Level 3	Total
Short-Term Investments	$25,073,113	$—	$—	$25,073,113
Total	$25,073,113	$—	$—	$25,073,113

During the year ended March 31, 2018, the Fund did not have any transfers between any of the levels of the fair value hierarchy. The Fund records all transfers at the end of each reporting period.

A listing of the private equity investment types held by the Fund and the related attributes, as of March 31, 2018, are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Seasoned Primary	Primary investments made after an Investment Fund has already invested a certain percentage of its capital commitment	$ 9,579,821	$ 6,230,474	None	N/A	Liquidity in the form of distributions from Investment Funds
Secondary	Investments in existing Investment Funds that are typically acquired in privately negotiated transactions	$ 52,285,418	$ 11,564,734	None	N/A	Liquidity in the form of distributions from Investment Funds

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

4. Management Fee, Administration Fee, Related Party Transactions and Other

The Adviser provides certain management and advisory services to the Fund, including allocating the Fund’s assets and monitoring each Investment Fund to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. In consideration for these services, the Fund pays the Adviser a quarterly management fee of 0.4125% (1.65% on an annualized basis) of the Fund’s quarter-end Shareholders’ Capital (the “Management Fee”). For the year ended March 31, 2018, the Fund incurred a Management Fee of $1,235,597.

The Administrator performs certain administrative, accounting and other services for the Fund, including (i) providing and/or arranging and overseeing the provision of office space, adequate personnel, and communications and other facilities necessary for administration of the Fund, (ii) performing certain administrative functions to support the Fund and its service providers, (iii) supporting the Board and providing it with information, (iv) providing accounting and legal services in support of the Fund, (v) providing compliance testing services, (vi) analyzing the value of the Fund’s assets, and (vii) reviewing and arranging for payment of the Fund’s expenses and other support services. In consideration of these services, the Fund pays the Administrator a quarterly fee of 0.0625% (0.25% on an annualized basis) of the Fund’s quarter-end Shareholders’ Capital (the “Administration Fee”). For the year ended March 31, 2018, the Fund incurred an Administration Fee of $187,234.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund that has been extended through September 30, 2019 (the “Limitation Period”) to limit the amount of the Fund’s aggregate quarterly ordinary operating expenses, excluding certain specified expenses listed below (“Specified Expenses”), borne by the Fund during the Limitation Period, to an amount not to exceed 0.50% on an annualized basis of the Fund’s quarter-end net assets (the “Expense Cap”). Specified Expenses include: (i) the Management Fee; (ii) all fees and expenses of Investment Funds and direct investments in which the Fund invests (including all acquired fund fees and expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of secondaries, primaries, direct investments, ETFs, and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with any credit facility, if any, obtained by the Fund; (vi) the administration fee; (vii) the distribution and servicing fee or shareholder servicing fee, as applicable; (viii) taxes; and (ix) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence). To the extent that the Fund’s aggregate quarterly ordinary operating expenses, exclusive of the Specified Expenses for any quarter exceed the Expense Cap, the Adviser will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser waives fees or reimburses expenses, it is permitted to recoup any amounts waived and expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the quarter in which such fees were waived or expenses were borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Fund’s aggregate quarterly ordinary operating expenses for the quarter in which such reimbursement is sought, not including Specified Expenses, have fallen to a level below the Expense Cap that was in effect during the quarter in which the fees were waived or expenses were borne by the Adviser.

For the year ended March 31, 2018, the Adviser waived fees in the amount of $521,139, which are subject for recoupment. At March 31, 2018, the amounts outlined below are available for recoupment:

Quarter of Expiration:
June 2018	$188,962
September 2018	$268,215
December 2018	$336,455
March 2019	$295,660
June 2019	$156,427
September 2019	$117,033
December 2019	$111,397
March 2020	$131,422
June 2020	$138,943
September 2020	$131,836
December 2020	$115,655
March 2021	$134,705

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

4. Management Fee, Administration Fee, Related Party Transactions and Other (continued)

Voya Investments Distributor, LLC acts as the distributor of the Shares (the “Distributor”). The Distributor will directly distribute Shares to investors and may also enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. The Fund will pay the Distributor a quarterly fee of 0.1375% (0.55% on an annualized basis) of the Fund’s Shareholders’ Capital attributable to Class A shares as of each quarter-end, determined as of the last day of each quarter (before any repurchases of Shares) (the “Distribution and Servicing Fee”), for distribution and investor services provided to Class A shareholders. The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and shareholders are expected to be subject to the Distribution and Servicing Fee as long as they hold their Class A Shares. The Distributor may, in its sole discretion, pay various Selling Agents some or all of the Distribution and Servicing Fee to compensate such Selling Agents for distribution and servicing support. The Distributor, Adviser, and Administrator are subsidiaries of Voya Financial, Inc. (formerly, ING U.S., Inc.). For the year ended March 31, 2018, the Fund incurred a Distribution and Servicing Fee of $407,217.

UMB Fund Services, Inc. (“UMBFS”) provides certain sub-administration, sub-accounting, and tax services for the Fund. UMBFS charges fees to the Fund for these services based on the average Shareholders’ Capital of the Fund, subject to minimum amounts. UMBFS also provides certain record keeping and investor related services for the Fund and charges fees for those services primarily based on the number of investor accounts, subject to minimum amounts. UMB Bank, N.A., an affiliate of UMBFS, serves as the custodian of the Fund’s assets (the “Custodian”) and primarily charges the Fund a fixed fee based on the its average Shareholders’ Capital.

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) receives an annual retainer of $10,000, a fee of $5,000 per year for serving on committees of the Board, and a fee per each in-person meeting of the Board of $2,500, plus reimbursement of reasonable out of pocket expenses.

The Fund retained Alaric Compliance Services, LLC to provide compliance services to the Fund, including a Chief Compliance Officer. For the year ended March 31, 2018, the Fund incurred Chief Compliance Officer fees and expenses in the amount of $90,000.

Prior to the Commencement of Operations, the Fund incurred organizational costs which were paid and/or reimbursed by the Adviser. These costs will be subject to recoupment in accordance with the Fund’s Expense Limitation and Reimbursement Agreement. Organizational expenses consist primarily of costs to establish the Fund and enable it to legally conduct business. Organizational expenses incurred subsequent to commencement of operations are expensed by the Fund as incurred.

The Fund incurred $79,016 of offering costs during the year-ended March 31, 2018. These offering costs, which have also been paid and/or reimbursed by the Adviser, will be subject to recoupment under the Expense Limitation and Reimbursement Agreement. Offering costs are treated as deferred charges and are amortized over the subsequent 12 month period using the straight line method.

Certain shareholders of the Fund (“Affiliated Shareholders”) are affiliated with the Adviser. The aggregate value of the Affiliated Shareholders’ share of shareholders’ capital at March 31, 2018 is $64,039,130.

5. Revolving Credit Agreement

Effective February 1, 2018, the Fund entered into a revolving credit agreement with Credit Suisse AG that matures on December 31, 2020. The initial size of the facility is $8,000,000, but increases to $15,000,000 and $25,000,000 at July 2, 2018 and October 1, 2018, respectively. The Fund anticipates that this credit facility will be primarily used for working capital requirements, such as financing repurchases of shares, distributions to investors and investments. The facility bears interest at London Interbank Offered Rate (“LIBOR”) plus 3.25% per annum, and has a commitment fee of 1.60% per annum on the daily unused portion. For the period February 1, 2018 through March 31, 2018, the Fund did not utilize the facility and paid no interest on borrowings. There were no outstanding borrowings at March 31, 2018.

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

6. Capital Share Transactions

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar quarter at the Fund’s then-current Net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding quarter). To provide a limited degree of liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. It is expected that the Adviser will normally recommend to the Board that the Fund conduct an offer to repurchase shares on a quarterly basis as of the end of each calendar quarter, so that each repurchase would occur as of each March 31, June 30, September 30 and December 31 of every year, although the Adviser may not recommend, and the Board may not authorize, a repurchase offer for any quarter in which the Adviser believes that it would be detrimental to the Fund for liquidity or other reasons. It is also expected that the Adviser will recommend to the Board that any such tender offer would be for an amount that is not more than 5% of the Fund’s Shareholders’ Capital. There can be no assurance that the Board will accept the Adviser’s recommendation.

7. Federal and Other Taxes

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund elected to be a RIC with the filing of its 2015 federal income tax return. The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end. The Fund intends to elect to be a RIC with the filing of its federal income tax return.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of March 31, 2018 for federal income tax purposes or in Delaware, the Fund’s major state tax jurisdiction.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

For the tax year ended October 31, 2017, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total Shareholders’ Capital or Net asset value per Share. For the tax year ended October 31, 2017, the following amounts were reclassified:

Paid-in Capital	$(1,673,698)
Accumulated net investment income	1,365,949
Accumulated net realized gain on investments in Investment Funds	307,749

At March 31, 2018, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of the year-end were as follows:

Gross unrealized appreciation	$13,263,049
Gross unrealized depreciation	(4,930,355)
Net unrealized appreciation	$8,332,694
Cost of investments	$78,605,658

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

7. Federal and Other Taxes (continued)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences related to the timing of the recognition of income, gains and losses from the underlying investments for tax purposes.

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(1,572,375)
Unrealized appreciation	12,000,407
Other differences	—
Distributable net earnings	$10,428,032

As of October 31, 2017, the Fund had no capital loss carryforwards.

As of October 31, 2017, the Fund had $1,572,375 of qualified late-year ordinary losses, which are deferred until the following tax year ended October 31, 2018. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the tax year ended October 31, 2017 and October 31, 2016 was as follows:

Distribution paid from:	2017	2016
Ordinary income	$—	$—
Long-term capital gains	5,893,605	366,369
Total distributions paid	$5,893,605	$366,369

8. Investment Transactions

Total purchases of investments in Investment Funds for the year ended March 31, 2018 amounted to $25,799,618. Total distribution proceeds from sale, redemption, or other disposition of investments in Investment Funds for the year ended March 31, 2018 amounted to $21,542,409.

9. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Commitments

As of March 31, 2018, the Fund had outstanding investment commitments to Investment Funds totaling approximately $17,795,208.

Pomona Investment Fund

Notes to Financial Statements
March 31, 2018 (continued)

11. Subsequent Events

Class I Shares commenced operations on April 2, 2018.

Effective April 2, 2018, there were subscriptions to the Fund in the amount of $1,851,750 for Class A and $1,766,000 for Class I Shares, respectively.

On April 30, 2018, the Fund committed $4,000,000 to an investment in Roark Capital Partners V (TE), LP.

As of April 16, 2018, the expiration date for the Fund’s repurchase offer dated March 22, 2018, no shareholders had validly tendered shares for the Fund’s repurchase offer.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in the consolidated financial statements.

Pomona Investment Fund

Other Information
March 31, 2018 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at 1-844-2POMONA or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

For Federal income tax purposes, the Fund designated long-term capital gain dividends of $5,893,605 for the year ended October 31, 2017.

Approval of Continuance of Investment Management Agreement

This section describes some factors considered by the Board of Trustees (the “Trustees” or “Board”) of Pomona Investment Fund (the “Fund”) in the Board’s consideration and approval of the continuance of key agreements under which the Fund is managed. The Board is responsible for the oversight of the Fund. As a registered investment company, the Fund is subject to the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules under the 1940 Act that have been adopted by the U.S. Securities and Exchange Commission (the “SEC”). Under the 1940 Act, the Board, including a majority of the Trustees who are not parties to the Fund’s contract for investment advisory services and who are independent from management under a statutory standard set forth in that Act (the “Independent Trustees”), must, to allow an investment adviser to manage the Fund, approve the Fund’s agreement for investment advisory services for an initial term of not greater than two years, and thereafter must annually review and approve the agreement. For the Fund, this agreement is called the Investment Management Agreement (the “Advisory Agreement”) and it appoints Pomona Management LLC (the “Adviser”) to serve as investment adviser.

At a meeting held on February 22, 2018 (the “Meeting”), the Board, including all of the Independent Trustees, met in person, joined by, among others, representatives of the Adviser and counsel to the Fund and Adviser (“Fund Counsel”), to give consideration to information provided by the Adviser in seeking approval from the Board of the continuance of the Advisory Agreement. A description of certain of the factors the Board considered and its conclusions in approving the continuance of the Advisory Agreement for a one-year period (the “Renewal Period”) follows.

In preparation for the Meeting, the Board was presented with information to assist in its deliberations. Those materials included information prepared by the Adviser comparing the Fund’s total contractual advisory fees, fees for administrative services, and total expense ratio, both gross and net of expense limitations, with those of peer funds with comparable investment and structural features selected by the Adviser (the “Selected Peer Group”). The materials also included information about the Adviser, information about the merits of private equity investments, a copy of the Advisory Agreement, and a copy of the Adviser’s Form ADV filed with the SEC. The Trustees also received a memorandum from Fund Counsel describing the Board’s responsibilities with respect to the approval of the Advisory Agreement.

In connection with the Meeting, the Board also reviewed information provided by the Adviser or others concerning the following:

●	the key terms of the Advisory Agreement, including the fees payable under the agreement;

●

the nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to the Fund and the Adviser’s experience and capabilities in private equity investing;

●	the Adviser’s experience and capabilities in managing a fund that invests primarily in secondary investments in private equity funds;

●	the Adviser’s experience and capabilities in managing a fund that provides private equity exposure that is differentiated by type of private equity opportunity and geography;

Pomona Investment Fund

Other Information
March 31, 2018 (Unaudited) (continued)

●	the investment performance of the Fund and other accounts that are managed by the Adviser;

●	the current organization and personnel of the Adviser, including background information and their experience in private equity investing;

●

a copy and a summary of the key terms of the Administration Agreement between the Fund and the Adviser (in its role as Administrator under the Administration Agreement), including the fees payable under the Administration Agreement and indemnification provisions in favor of the Adviser; and

●

a copy of the Distribution Agreement between the Fund and Voya Investments Distributor, LLC (the “Distributor”) and a description of the manner in which the Fund’s shares are distributed by its principal underwriter, and the payment by certain share classes of the Fund of a distribution and shareholder servicing fee to the Distributor.

Nature, Extent and Quality of Services Provided Under the Advisory Agreement

In addition to the items described above, the Board considered and reviewed information concerning (1) the services provided under the Advisory Agreement; (2) the nature and quality of services provided to the Fund by the Adviser; (3) the risk and reward characteristics of the Fund based on the Adviser’s strategies and management; (4) the access that the Fund provides to eligible investors to private equity investments that otherwise can be difficult to access; and (5) the value of making available in a registered fund strategies similar to those that the Adviser provides to privately offered funds.

Based upon its review, the Board concluded that Adviser’s continued management likely would benefit the Fund and its shareholders.

Fee Rates and Profitability

The Board reviewed and considered the contractual fee for advisory services, as well as the contractual fee for administrative services, payable by the Fund to the Adviser. The Trustees also reviewed the comparative fee information from the analysis prepared by the Adviser. The Trustees noted the difficulty in identifying relevant comparative fee information due to the Fund’s unique structure and investment strategies and the limited universe of similar funds. The Board further noted that there are no known research firms that provide research coverage for unlisted closed-end funds, generally, or funds that focus on investing in private equity in particular. The Trustees considered the criteria the Adviser had used in selecting the Selected Peer Group and in determining which funds in the Selected Peer Group are relevant for the various comparisons presented by the Adviser.

In considering the fees payable under the Advisory Agreement, the Board considered the pricing structure, including the expense ratio borne by shareholders of the Fund, including that the advisory fee is higher than the advisory fees of relevant funds in the Selected Peer Group, although some of those funds are subject to performance and/or incentive fees that can raise their effective fee levels. The Trustees also took into account the Adviser’s representations regarding the complexity associated with managing the Fund given its strategies and focus on private equity investing, including the emphasis on secondary investments in private equity funds and on private equity exposure that is differentiated by type of private equity opportunity and geography. The Board also considered that the net expense ratio of the Fund is higher than that of relevant funds in the Selected Peer Group. The Trustees took into account: (1) the Adviser’s agreement to subsidize the Fund’s expenses for a period of time through fee waivers, which lower the Fund’s net expenses, and (2) that the Selected Peer Group did not include any funds that focused primarily on secondary investments in underlying private equity funds in a manner similar to the Fund.

The Board also considered the fees charged by the Adviser to private funds under its management with similar investment strategies to those of the Fund, and noted that although the advisory fee for the Fund is higher than the advisory fee charged to the Adviser’s most recent private fund, each of the private funds have performance and/or incentive fees that, depending on performance, may cause a private fund’s effective fees to be higher than its base fee.

The Trustees also reviewed the contractual fee paid under the Administration Agreement, and compared the Fund’s administration fee structure to that of a fund in the Selected Peer Group. The Board considered that the Selected Peer Group fund was subject to a higher administration fee than that of the Fund (though the Selected Peer Group fund’s administration fee has the potential to decrease in the future if the Fund’s assets were to grow significantly). The Trustees also noted that the Fund’s estimated “other expenses,” inclusive of the administration fee, is below the “other expenses” of the Selected Peer Group fund.

Pomona Investment Fund

Other Information
March 31, 2018 (Unaudited) (continued)

With respect to the profits realized by the Adviser, the Board considered the asset levels at which the Adviser expects to begin to attain a profit on managing the Fund, and noted the Adviser does not expect the Fund to be profitable until after the end of the Renewal Period. Based on its review, the Board concluded, in light of the Fund’s investment objective and strategies and the services rendered by the Adviser, that the fee for the Advisory Agreement is reasonable and that the overall expenses borne by the Fund, including the fees paid under the Advisory and Administration Agreements, and the net expenses of the Fund after the expense limits that the Adviser bears are reasonable.

Economies of Scale

While it was noted that the Fund’s advisory and administration fees will not decrease as the Fund’s assets grow because these fees are not subject to fee breakpoints, the Board concluded that the Fund’s advisory and administration fees are appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that the Adviser does not expect the Fund to be profitable until after the end of the Renewal Period. The Board further noted that the Adviser projects that the Fund will incur expenses in excess of the current expense limitation agreement until at least September 30, 2019, during which time the Adviser will bear the expenses through a waiver of its management fee. They considered that, subsequent to September 30, 2019, the Adviser projects that the amount of expenses incurred by the Fund may fall below the expense limitation and, as a result, the Adviser could begin to recoup such waived fees. The Trustees observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how and how any such economies of scale could be shared with the Fund and its investors.

Performance

The Board concluded on the basis of information derived from a comparison of performance among funds in a peer group with the Fund that the Adviser had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that the Adviser focuses on long-term performance results with respect to its management of the Fund and that the Fund may have periods of underperformance when measured on a more short-term basis.

The Board considered the performance of the Fund relative to that of a peer group of funds selected by the Adviser with similar investment strategies and objectives to those of the Fund (the “Performance Peer Group”). The Board noted the difficulty in selecting a peer group for the Fund, based on factors similar to those discussed in the “Fee Rates and Profitability” section above and observed that no third-party research firms have identified relevant peer groups for purposes of comparing the Fund’s performance. The Trustees considered that the Fund’s returns outperformed the median returns of the Performance Peer Group for the periods ended September 30, 2015, September 30, 2016 and September 30, 2017, matched the median returns for the period ended March 31, 2017 and underperformed the median returns for the period ended March 31, 2016 by 0.01%. The Board concluded that the Adviser has the capabilities to generate a satisfactory long-term investment performance in managing the Fund that is appropriate in light of the Fund’s investment objective, policies and strategies.

Other Benefits to the Adviser

The Board also considered other ancillary benefits that have been realized by the Adviser from its relationship with the Fund. The Board noted that the Adviser also serves as Administrator to the Fund and is compensated for those services. The Board also noted that an affiliate of the Adviser serves as Distributor for the Fund and is compensated for those services. The Board did not identify any other ancillary benefits. The Trustees concluded that the other benefits derived by the Adviser and its affiliates from their relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

Based on consideration of all factors deemed relevant, the Board determined that approval of the continuance of the Advisory Agreement was in the best interests of the Fund. The Board did not identify any single factor or group of factors as all important or controlling, and considered multiple factors.

In voting to approve the continuance of the Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the Advisory Agreement are reasonable and fair in light of the services to be rendered for the Fund.

Pomona Investment Fund

Fund Management
March 31, 2018 (Unaudited)

Independent Trustees

The Independent Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes any open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Independent Trustees
Anthony Bowe (61) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Head of The Credit Suisse Private Fund Group (1998 – 2014).	1	None
Richard D’Amore (64) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of North Bridge Venture Partners (1999 – present).	1	Director, Veeco Instruments, Inc.
Edwin A. Goodman (78) 780 Third Avenue 46th Floor New York, NY 10017	Trustee	January 2015 – Present	Co-Founder and General Partner of Milestone Venture Partners (1999 – present).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Pomona Investment Fund

Fund Management
March 31, 2018 (Unaudited) (continued)

Interested Trustees

The Interested Trustees of the Fund, their ages, addresses, positions held, length of time served, principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Interested Trustee (as of March 31, 2018) and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**
Interested Trustees
Michael D. Granoff (59) 780 Third Avenue 46th Floor New York, NY 10017	Trustee, President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).	1	None
Michael J. Roland (60) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258	Trustee	January 2015 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – April 2018). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013), Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and, Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).	1	None

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Pomona Investment Fund

Fund Management
March 31, 2018 (Unaudited) (continued)

Officers

The executive officers of the Fund, their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Officers
Michael D. Granoff (59) 780 Third Avenue 46th Floor New York, NY 10017	President and Principal Executive Officer	August 2014 – Present	Chief Executive Officer of Pomona Management LLC (1994 – present).
Joel Kress (45) 780 Third Avenue 46th Floor New York, NY 10017	Treasurer and Principal Financial Officer	May 2015 – Present	Chief Operating Officer, Pomona Investment Fund (April 2015 – Present); Managing Member, Z to A Ventures, LLC (2013 – March 2015); Partner and Senior Managing Director, ICON Investments (2005 – 2012).
Frances Janis (59) 780 Third Avenue 46th Floor New York, NY 10017	Secretary	August 2014 – Present	Senior Partner, Pomona Management LLC (1994 – present).

*	Each officer serves an indefinite term, until his or her successor is elected.

Pomona Investment Fund

Privacy Policy

FACTS	WHAT DOES POMONA INVESTMENT FUND (“POMONA”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Your name, address, phone number, e-mail address, social security number and your transactions with us. When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pomona share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For non-affiliates to market to you	No	No

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

Pomona Investment Fund

Privacy Policy
(continued)

Who We Are
Who is providing this notice?	POMONA INVESTMENT FUND (“POMONA”)
What We Do
How does Pomona protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We also maintain physical, electronic and procedural protections in accordance with applicable standards. We restrict access to employees and others for lawful business purposes to assist in providing products or services to you. Employees who violate our privacy policy are subject to disciplinary action. In the unlikely event that any unauthorized person gains access to your personal information, we will contact you as soon as possible, consistent with the needs of law enforcement.

How does Pomona collect my personal information?	We collect your personal information, for example, when you establish your investment or give us contact information.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

(1) sharing for affiliates’ everyday business purposes — information about your creditworthiness

(2) affiliates from using your information to market to you

(3) sharing for non-affiliates to market to you

Pomona does not share your personal information.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information
For helpful information about identity theft, visit the Federal Trade Commission’s (FTC) consumer website at www.ftc.gov/idtheft.

Questions?

Call 1-844-2POMONA or go to pomonainvestmentfund.com.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Richard D’Amore is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. D’Amore is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods are $105,000 for the fiscal year ended March 31, 2017 and $157,500 for the fiscal year ended March 31, 2018.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2017 and $0 for the fiscal year ended March 31, 2018. The fees listed in Item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $23,300 for the fiscal year ended March 31, 2017 and $19,600 for the fiscal year ended March 31, 2018.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended March 31, 2017 and $0 for the fiscal year ended March 31, 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 100%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years for the registrant was $0 for the fiscal year ended March 31, 2017 and $0 for the fiscal year ended March 31, 2018.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, Pomona Investment Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to Pomona Management LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2018:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Frances Janis	Senior Partner	Since Inception	Senior Partner, Pomona Management LLC

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Ms. Janis as of March 31, 2018:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	20	5,791
Other Accounts	1	20

*	as of September 30, 2017, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2018:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Frances Janis	None

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Pomona Investment Fund

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Granoff
Michael Granoff, President & Principal Executive Officer
(Principal Executive Officer)

Date	May 30, 2018

By (Signature and Title)*	/s/ Joel Kress
Joel Kress, Treasurer and Principal Financial Officer
(Principal Financial Officer)

Date	May 30, 2018

*	Print the name and title of each signing officer under his or her signature.